                                                                   EXHIBIT 10.07


                         ENTERTAINMENT UNIVERSE, INC.


                   ________________________________________



                      Regulation D Subscription Agreement

                         ENTERTAINMENT UNIVERSE, INC.

                      REGULATION D SUBSCRIPTION AGREEMENT

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR
     (ii) AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

     THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR
     SOLICITATION WOULD BE UNLAWFUL.   THESE SECURITIES HAVE NOT BEEN
     RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES REVIEWED OR DETERMINED THE ACCURACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. SUBSCRIBERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

     SEE ADDITIONAL LEGENDS AT SECTION 3.7 AND ATTACHED AS EXHIBIT B.

     THIS REGULATION D SUBSCRIPTION AGREEMENT (the "Agreement") is made as of the ____ day of April, 1999, by and among Entertainment Universe, Inc., a corporation duly organized and existing under the laws of the State of California ("EUI" or the "Company"), Brad Greenspan, and the undersigned subscriber executing this Agreement ("Subscriber"). The Company shall assign this Agreement, on or prior to the closing date of this Offering, to a publicly traded shell corporation (the "Public Entity") of which EUI intends to be the wholly-owned subsidiary by the closing of this Offering. Upon such assignment, references to the Company shall mean the Public Entity.

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     This Agreement is executed by Subscriber in connection with the offer by the Company and the purchase by Subscriber of Series A Preferred Stock, $.001 par value (the "Preferred Stock"), of the Company. The Preferred Stock is being offered at a purchase price of Three Dollars and Sixty Cents ($3.60), U.S., per share, in minimum subscription amounts of at least Twenty-Seven Thousand, Seven Hundred Seventy Eight (27,778) shares ($100,000.80), with a minimum aggregate offering amount, placed on a "best efforts" basis, of Six Hundred Eighty Seven Thousand Five Hundred (687,500) shares of Preferred Stock, or Two Million Four Hundred Seventy-Five Thousand Dollars ($2,475,000) (the "Minimum Amount"), and up to a maximum aggregate amount, placed on a "best efforts" basis, of One Million Nine Hundred Thirty-Seven Thousand Five Hundred (1,937,500) shares of Preferred Stock, or Six Million Nine Hundred Seventy-Five Thousand Dollars
($6,975,000) (the "Maximum Amount") (collectively, the "Offering").   The terms
of the Preferred Stock, including the terms on which the Preferred Stock may be converted into common stock, $.001 par value, of the Company (the "Common Stock"), are set forth in the Certificate of Designation of Preferred Stock (the "Certificate of Designation"), substantially in the form attached hereto as Exhibit A. The solicitation of this subscription and, if accepted by the Company, the offer and sale of the Preferred Stock are being made in reliance upon the provisions of Section 4(2) of and Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended ("the Act"). The Preferred Stock and the Common Stock issuable upon conversion thereof (the "Conversion Shares"), are sometimes referred to herein singularly as "Security" and collectively as the "Securities."

     It is agreed as follows:

     1.  Offering
         --------

         1.1 Offer to Subscribe; Purchase Price and Closing; and Placement Fees.
             ------------------------------------------------------------------
Subject to satisfaction of the conditions to Subscriber's obligations set forth in Section 1.2 below, Subscriber hereby offers to subscribe for and purchase Preferred Stock for the aggregate purchase price in the amount set forth on the last page of this Agreement, in accordance with the terms and conditions of this Agreement. Assuming that the Minimum Amount and corresponding subscription agreements accepted by the Company are received into the Company's designated escrow account for this Offering established pursuant to the Escrow Agreement (the "Escrow Agreement") by and between the Company and American National Bank and Trust Company of Chicago (the "Escrow Agent") (the "Escrow Account"), the closing of a sale and purchase of Preferred Stock and the P.E. Common Stock (as hereinafter defined) as to each Subscriber (the "Closing") shall be deemed to occur when this Agreement has been executed by both Subscriber and the Company and full payment shall have been made by Subscriber, by wire transfer to the Escrow Account as set forth in Section 7.1(a) for payment in consideration for the Company's delivery of certificates representing the Preferred Stock subscribed for.

     1.2  Conditions to Subscriber's Obligations.  Subscriber's obligations
          --------------------------------------
hereunder are conditioned upon all of the following:

     (a) the following documents shall have been deposited with the Escrow
  Agent: the Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the "Registration Rights Agreement") executed by the Company, an opinion of counsel, substantially in the form attached hereto as Exhibit D (the "Opinion of Counsel") signed by the Company's counsel, the Irrevocable Instructions to Transfer Agent, substantially in the form attached hereto as Exhibit E (the "Irrevocable Instructions to Transfer Agent") executed by the Company and the Company's transfer agent (the "Transfer Agent"), and the Certificate of Designation, substantially in the form attached hereto as Exhibit A, together with evidence showing that it has been filed with the Secretary of State of California; certificates representing the Preferred Stock and the P.E. Common Stock issued in the name of the Subscriber;

     (b) the Company's Common Stock shall be included for quotation on the Nasdaq Stock Market (including the OTC Bulletin Board);

     (c) there shall have been no material adverse changes in the Company's business prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents (defined below in Section 2.2.4), including but not limited to incurring material liabilities;

     (d) the representations and warranties of the Company and Brad Greenspan shall be true and correct in material respects at the Closing as if made on such date, and the Company and Brad Greenspan shall deliver a certificate, signed by an officer of the Company, to such effect to the Escrow Agent;

     (e) the Minimum Amount and corresponding subscription agreements accepted by the Company shall have been received by the Escrow Agent;

     (f) the Company shall have reserved for issuance a sufficient number of shares of Common Stock to effect conversions of the Preferred Stock, which number of shares shall initially be equal to or greater than two hundred percent (200%) of the number of shares of Common Stock issuable upon conversion of the Preferred Stock on the date the Preferred Stock is issued to the Subscriber; and

     (g) the Subscriber shall have received an opinion of counsel to the Company satisfactory to Subscriber's counsel to the effect that any shares of P.E. Common Stock purchased by Subscriber under Section 5.6.3 hereof are freely tradeable without restriction or limitation under any arrangement, agreement, law or regulation to which such shares or the Company are subject.

     2.  Representations and Warranties of Subscriber.  Subscriber hereby
         --------------------------------------------
represents and warrants to the Company as follows:

     2.1  Accredited Investor.  Subscriber is an accredited investor, as defined
          -------------------
in Rule 501 of Regulation D, and has checked the applicable box set forth in
Section 10 of this Agreement. Subscriber shall notify the Company immediately of any material change in any of such information occurring prior to and after the Closing of the purchase of any Preferred Stock and Additional Common Stock.

     2.2  Investment Experience; Access to Information; Independent
          ---------------------------------------------------------
Investigation.
--------------

          2.2.1  Access to Information.  Subscriber or Subscriber's professional
                 ---------------------
     advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this Offering, the Company and its business and prospects, and to obtain any additional information which Subscriber or Subscriber's professional advisor deems necessary to verify the accuracy and completeness of the information received.

         2.2.2  Reliance on Own Advisors.  Subscriber has relied completely on
                ------------------------
     the advice of, or has consulted with, Subscriber's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Act for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section 2.2.4 below and on the Opinion of Counsel). The foregoing, however, does not limit or modify Subscriber's right to rely upon representations and warranties of the Company in Section 4 of this Agreement.

         2.2.3  Capability to Evaluate.  Subscriber has such knowledge and
                ----------------------
     experience in financial and business matters so as to enable such Subscriber to utilize the information made available to it in connection with the Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 2.2.4 below).

        2.2.4 Disclosure Documents. Subscriber, in making Subscriber's investment decision to subscribe for the Securities hereunder, represents that (a) Subscriber has received and had an opportunity to review the Company's Confidential Private Placement Memorandum, dated March 12, 1999 (the "Memorandum") and Subscriber has read, reviewed, and relied solely on the Memorandum, the Company's representations and warranties and other information in this Agreement, including the exhibits, any other written information prepared by the Company which has been specifically provided to Subscriber in connection with this Offering (the documents described in this Section 2.2.4 (a) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Subscriber and Subscriber's representatives, if any; and (b) Subscriber is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those referred to in Section 4 or otherwise contained in the Disclosure Documents or incorporated herein or therein. The foregoing, however, does not limit or modify Subscriber's right to rely upon representations and warranties of the Company in Section 4 of this Agreement.

        2.2.5  Investment Experience; Fend for Self. Subscriber has substantial
               ------------------------------------
     experience in investing in securities and he, she or it has made investments in securities other than those of the Company. Subscriber acknowledges that Subscriber is able to fend for Subscriber's self in the transaction contemplated by this Agreement, that Subscriber has the ability to bear the economic risk of Subscriber's investment pursuant to this Agreement and that Subscriber is an "Accredited Investor" by virtue of the fact that Subscriber meets the investor qualification standards set forth in Section 2.1 above. Subscriber has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Subscriber's purposes.

        2.2.6  Purchaser Representative.  The Subscriber understands if he, she
               ------------------------
     or it uses the services of a Purchaser Representative(s), as such term is defined in Rule 501 of Regulation D and applicable state securities laws ("Purchaser Representative"), acceptable to the Company in connection herewith, either by the Subscriber's choice or pursuant to the Company's request, that:

               (a) the Subscriber must acknowledge, in writing by so indicating in Section 11 of this Agreement prior to his, her or its purchase of Securities, that such Purchaser Representative(s) is the Subscriber's Purchaser Representative(s) in connection with evaluating the merits and risks of the Subscriber's prospective investment in the Company;

               (b) such Purchaser Representative(s) must disclose to the Subscriber, in writing, prior to the acknowledgment referred to above, any material relationship between such Purchaser Representative(s) or its affiliates and you or your affiliates which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years, and any compensation received or to be received in connection with the offering of the Securities; and

               (c) the Subscriber must furnish true and complete copies of the foregoing instruments to the Company promptly upon their execution.

          2.3  Exempt Offering Under Regulation D.
               -----------------------------------

               2.3.1  Investment; No Distribution.  Subscriber is acquiring the
                      ---------------------------
     Securities to be issued and sold hereunder for his, her or its own account (or a trust account if such Subscriber is a trustee) for investment and not as a nominee and not with a present view to the re-distribution thereof. Subscriber is aware that there are legal and practical limits on Subscriber's ability to sell or dispose of the Securities and, therefore, that Subscriber must bear the economic risk of the investment for an indefinite period of time and has adequate means of providing for Subscriber's current needs and possible personal contingencies and has need for only limited liquidity of this investment. Subscriber's commitment to illiquid investments is reasonable in relation to Subscriber's net worth. By making the representations in this Section 2.3.1, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Act, except as otherwise required in this Agreement or in the Registration Rights Agreement.

               2.3.2  No General Solicitation.  The Securities were not offered
                      -----------------------
     to Subscriber through, and Subscriber is not aware of, any form of general solicitation or general advertising, including, without limitation, (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

               2.3.3  Restricted Securities.  Subscriber understands that the
                      ---------------------
     Preferred Stock issued at Closing is, and the Conversion Shares will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving any public offering and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Subscriber represents that Subscriber is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

               2.3.4  Disposition.  Without in any way limiting the
                      -----------
     representations set forth above, Subscriber further agrees not to make any disposition of all or any portion of the Securities unless and until:

        (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

        (b) (i) Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Subscriber shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition is made in accordance with the rules and regulations of the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 unless required by its Transfer Agent or as otherwise reasonably requested by the Company.

     2.4  Due Authorization.
          ------------------

          2.4.1  Authority.  Subscriber, if executing this Agreement in a
                 ---------
     representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, limited liability company, trust, estate, corporation or other entity for whom or which Subscriber is executing this Agreement. Subscriber has reached the age of majority (if an individual) according to the laws of the state in which he or she resides, has adequate means for providing for his or her current needs and personal contingencies, is able to bear the economic risk of his or her investment in the Securities for an indefinite period of time and can afford a complete loss of such investment. Subscriber's commitment to illiquid investments is reasonable in relation to Subscriber's net worth.

          2.4.2  Due Authorization.  If Subscriber is a corporation, Subscriber
                 -----------------
     is duly and validly organized, validly existing and in good tax and corporate standing as a corporation under the laws of the jurisdiction of its incorporation with full power and authority to purchase the Securities to be purchased by Subscriber and to execute and deliver this Agreement.

          2.4.3  Partnership; Limited Liability Company.  If Subscriber is a
                 --------------------------------------
     partnership or a limited liability company, the representations, warranties, agreements and understandings set forth above are true with respect to all partners or members of Subscriber (and if any such partner or member is itself a partnership or limited liability company, all persons holding an interest in such partnership or limited liability company, directly or indirectly, including through one or more partnerships or limited liability companies), and the person executing this Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

          2.4.4  Representatives.  If Subscriber is purchasing in a
                 ---------------
     representative or fiduciary capacity, the representations and warranties shall be deemed to have been made on behalf of the person or persons for whom Subscriber is so purchasing.

          3.  Acknowledgments.  Subscriber is aware that:
              ---------------

              3.1  Risks of Investment.  Subscriber recognizes that an
                   -------------------
investment in the Company involves substantial risks, including the potential loss of Subscriber's entire investment herein. Subscriber recognizes that this Agreement and the exhibits hereto do not purport to contain all the information which would be contained in a registration statement under the Act.

             3.2   No Government Approval. No federal or state agency has passed
                   ----------------------
upon the Securities, recommended or endorsed the Offering, or made any finding or determination as to the fairness of this transaction.

             3.3   No Registration.  The Securities and any component thereof
                   ---------------
have not been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged, assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available.

             3.4   Restrictions on Transfer.  Subscriber may not attempt to
                   ------------------------
sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities or any component thereof in the absence of either an effective registration statement or an exemption from the registration requirements of the Act and applicable state securities laws.

             3.5   No Assurances of Registration.  There can be no assurance
                   -----------------------------
that any registration statement will become effective at the scheduled time. Therefore, Subscriber may bear the economic risk of Subscriber's investment for an indefinite period of time.

             3.6  Exempt Transaction.  Subscriber understands that the
                  ------------------
Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Subscriber to acquire such Securities.

             3.7  Legends.   It is understood that the certificates evidencing
                  -------
the Preferred Stock and the Conversion Shares shall bear substantially the following legend (the "Legend"), prior to registration as provided in Section 5.3:

     "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or pursuant to an exemption therefrom."

     4.  Representations and Warranties of the Company.  The Company and Brad
         ---------------------------------------------
Greenspan, jointly and severally, hereby make the following representations and warranties to Subscriber (which shall be true at the signing of this Agreement, as of Closing, and as of any such later date as contemplated hereunder) and agree with Subscriber that:

     4.1  Organization, Good Standing, and Qualification.  The Company is a
          ----------------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission ("SEC"), or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents.

     4.2  Corporate Condition.  The Company's condition is, in all material
          -------------------
respects, as described in the Disclosure Documents, except for changes in the ordinary course of business. Since the date as of which information is given in the Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement other than as set forth in the Memorandum), (a) there has been no material adverse change or any development involving a prospective material adverse change to the Company's business, condition, financial or otherwise, or the earnings, business management, operations or prospects since the date of such Memorandum; (b) there has not been any material adverse change in the capital stock or in the long term debt of the Company; and (c) the Company has not incurred any liability or obligation, direct or contingent, not in the ordinary course of business and not consistent with past practices. The financial statements contained in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X under the Securities Exchange Act of 1934, as amended, ("Exchange Act"), and fairly present the consolidated financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended; and all the other financial and statistical information and data set forth in the Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The Company has paid all material taxes which are due, except for taxes which it reasonably disputes and which have been disclosed to Subscriber. There is no material claim, litigation, or administrative proceeding pending, or, to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein necessary to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. The Company is not prompted to sell the Preferred Stock by any material information that is not contained in the Disclosure Documents.

     4.3  Authorization.  Except for the filing of the Certificate of
          -------------
Designation, all corporate action on the part of the Company by its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Preferred Stock being sold hereunder and the issuance (and/or the reservation for issuance) of the Conversion Shares have been taken, and this Agreement, the Certificate of Designation, the Irrevocable Instructions to Transfer Agent, the Escrow Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with the terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

     4.4  Valid Issuance of Preferred Stock and Common Stock.  The Preferred
          --------------------------------------------------
Stock, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Conversion Shares when issued in accordance with the terms of the Certificate of Designation shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber of the Preferred Stock, will be issued in compliance with all applicable U.S. federal and state securities laws. The Preferred Stock and the Conversion Shares will be issued free of any preemptive rights. The Company currently has that number of shares of its Common Stock required by the Registration Rights Agreement reserved for issuance upon conversion of the Preferred Stock.

     4.5  Compliance with Other Instruments.  The Company is not in violation or
          ---------------------------------
default of any provisions of its Certificate of Incorporation or Bylaws each as it may be amended and in effect on and as of the date of the Agreement or of any provision of any instrument or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the Company's business or prospects, except as described in the Disclosure Documents. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such instrument or contract, except where such a default would not have a material adverse effect. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with the Offering and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with of without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

     4.6  Reporting Company.  No later than sixty (60) days following the
          -----------------
Initial Issuance Date (as defined in Section 5 of the Certificate of Designation of Preferred Stock), the Company will file a registration statement on Form 10 to register its Securities under Section 12(b) or 12(g) of the Exchange. At all times following the effective date of such registration statement, the Company will be in material compliance with the reporting requirements of the Exchange Act and will file all reports required by the Exchange Act. The Company undertakes to furnish Subscriber with copies of such reports as may be reasonably requested by Subscriber after consummation of this Offering and to make such reports available, as long as Subscriber holds the Securities. The Company is not in violation of the listing requirements of the Nasdaq SmallCap Market and does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq SmallCap Market, if listed thereon, for the foreseeable future.

     4.7  Capitalization.  The capitalization of the Company as set forth in the
          --------------
Company's Private Placement Memorandum dated March 12, 1999, is, and the capitalization as of the Closing, after taking into account the offering of the Securities contemplated by this Agreement and all other share issuances occurring prior to this Offering, will be, as set forth in the Memorandum. Except as disclosed in the Memorandum, as of the date of this Agreement, (a) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (b) other than the Registration Rights Agreement there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Act.

     4.8  Intellectual Property.  Except as described in the Memorandum, the
          ---------------------
Company has valid, unrestricted and exclusive ownership or possession of all patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business. To the best of the Company's knowledge, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any material agreements, licenses, franchises, or other instruments which preclude the Company from engaging in its business as presently conducted.

     4.9  Use of Proceeds.  As of the date hereof, the Company expects to use
          ---------------
the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth in the Memorandum. These purposes and amounts are estimates and are subject to change without notice to any Subscriber.

     4.10  No Rights of Participation.  No person or entity, including, but not
           --------------------------
limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.

     4.11  Company Acknowledgment.  The Company hereby acknowledges that
           ----------------------
Subscriber may elect to hold the Securities for various periods of time, as permitted by the terms of this Agreement, the Certificate of Designation, and other agreements contemplated hereby, and the Company further acknowledges that Subscriber and the Placement Agent, if any, have made no representations or warranties, either written or oral, as to how long the Securities will be held by Subscriber or regarding Subscriber's trading history or investment strategies.

     4.12  Termination Date of Offering.  In no event shall the last closing
           ----------------------------
("Last Closing") of a sale and purchase of the Preferred Stock occur later than April 9, 1999, which date can be extended by up to ten (10) days upon written approval by the Company and the Placement Agent, if any.

     4.13  Underwriter's Fees and Rights of First Refusal.  The Company is not
           ----------------------------------------------
obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative other than the Placement Agent in connection with this Offering.

     4.14  Current Public Information.  The Company is currently eligible to
           --------------------------
register the resale of its Common Stock on a registration statement on Form SB-2 under the Act.

     4.15  No Integrated Offering.  Neither the Company, nor any of its
           ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Act pursuant to the provisions of Regulation D.

     4.16  Acknowledgment of Dilution.  The number of Conversion Shares issuable
           --------------------------
upon conversion of the Preferred Stock may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock is binding upon it and enforceable regardless of the dilution that such issuance may have on the ownership interests of the other stockholders.

     4.17  Foreign Corrupt Practices.  Neither the Company, nor, to the best of
           -------------------------
its knowledge, any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     4.18  Key Employees.  No Key Employee (as defined below), to the best
           -------------
knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries. "Key Employee" means each of Brad Greenspan, Chairman; Leland Silvas, Chief Executive Officer; and Charles Beilman, Chief Operating and Chief Technical Officer.

     4.19  No Proceedings.   Except as disclosed in the Memorandum, there are no
           --------------
legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company is a party or to which any of their respective property is subject (a) that would be required to be set forth in a registration statement on Form SB-2, (b) that could reasonably be expected to result, singly or in the aggregate, in a material adverse effect, or (c) that could reasonably be expected to adversely effect the issuance or validity of the Securities to be issued and sold by the Company hereunder or the issuance of the Conversion Shares. No contract or document of a character that would be required to be described in the Memorandum if the Memorandum were a prospectus included in a registration statement on Form SB-2 filed with the SEC is not so described.

     4.20  Environmental, ERISA Compliance.   The Company has not violated any
           -------------------------------
foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environmental or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") or any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which , singly or in the aggregate, would not have a material adverse effect.

     4.21  Approvals.   The Company has such permits, licenses, consents,
           ---------
exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable environmental laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect. Each such authorization is valid and in full force and effect. The Company is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect.

     4.22  Title to Properties.   The Company has good and marketable title in
           -------------------
fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens and defects, except such as are described in the Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by the Company under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, in each case except as described in the Memorandum. All leases to which the Company is a party are valid and binding and no default by the Company has occurred and is continuing thereunder, which could reasonably be expected to have a material adverse effect.

     4.23  Insurance.   The Company is insured by insurers of recognized
           ---------
financial responsibility against such losses and risks and in such amounts as are adequate in accordance with customary industry practice; and the Company (a) has not received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (b) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a material adverse effect. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and fully in force on the Last Closing.

     4.24  Conflicts.   Except as disclosed in the Memorandum, no relationship,
           ---------
direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which would be required by the Act to be described in the Memorandum if the Memorandum were a prospectus included in a registration statement filed with the SEC.

     4.25  Internal Controls.   The Company maintains a system of internal
           -----------------
accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     4.26  Regulation M Compliance.   The Company (a) has not taken, directly or
           -----------------------
indirectly (provided that no representation or warranty is made as to the Placement Agent or any persons acting on its behalf), any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any securities of the Company to facilitate the sale of the Securities or the resale of the Conversion Shares or (b) since the date of the Memorandum, has not (i) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Securities or (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     4.27  No Other Registration Arrangements.   There are no contracts,
           ----------------------------------
agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Conversion Shares registered pursuant to any registration statement, which are not disclosed in the Disclosure Documents.

     4.28  Adequacy of Disclosures.    The Memorandum and the other Disclosure
           -----------------------
Documents contain all material statements which are required to be stated therein in accordance with the Act and the rules and regulations of the SEC promulgated thereunder, and in all material respects conform to the requirements of the Act and the rules and regulations promulgated thereunder; the offering documents, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this Paragraph 4.28 shall not apply to statements in or omissions from the Memorandum (or any supplement or amendment thereto) based upon information relating to a Placement Agent furnished to the Company on behalf of a Placement Agent expressly for use therein or inaccurate statements in or omissions from the Memorandum or the other Disclosure Documents as a result of arms-length negotiations between the Company and the Subscriber.

     4.29  Representations Correct.  The foregoing representations, warranties
           -----------------------
and agreements are true, correct and complete in all material respects, and shall survive the Closing and the issuance of the shares of Preferred Stock.

     5.  Covenants of the Company.
         -------------------------

     5.1  Independent Auditors.  The Company shall, until at least three (3)
          --------------------
years after the date of the Last Closing, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

     5.2  Corporate Existence and Taxes.  The Company shall, until at least the
          -----------------------------
later of (a) the date that is three (3) years after the date of the Last Closing or (b) the conversion or redemption of all of the Preferred Stock purchased pursuant to this Agreement maintain its corporate existence in good standing (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Preferred Stock and has Common Stock listed for trading on a stock exchange or on Nasdaq and is a "Reporting Issuer") and shall pay all its taxes when due except for taxes which the Company disputes.

     5.3  Registration Rights.  The Company will enter into a registration
          -------------------
rights agreement covering the resale of the Conversion Shares and the registration of the Company's Securities substantially in the form of the Registration Rights Agreement attached as Exhibit C.

     5.4  Notification of Last Closing Date by Company.  Within five (5)
          --------------------------------------------
business days after the Last Closing, the Company shall notify Subscriber in writing that the Last Closing has occurred, the date of the Last Closing, the date of Subscriber's Closing, the dates that Subscriber is entitled to convert Subscriber's Preferred Stock, the value of the Fixed Conversion Price, as that term is defined in the Certificate of Designation, and the name and telephone number of an administrative contact person at the Company whom Subscriber may contact regarding information related to conversion of the Preferred Stock as contemplated by the Certificate of Designation.

     5.5  Filing of SB-2 Registration Statement.  The Company shall, no later
          -------------------------------------
than one hundred fifty (150) days after the date of the Initial Issuance Date, as defined in the Certificate of Designation, file a registration statement or a post-effective amendment to an effective registration statement (collectively, the "Registration Statement") on Form SB-2 (or other suitable form, at the Company's discretion but subject to the reasonable approval of Subscribers) with the SEC, covering the resale of the Conversion Shares issuable to all Subscribers in this Offering. The Company shall, within ten (10) days of the filing of the Registration Statement, send a copy of the Registration Statement to Subscribers. Such Registration Statement, and the rights and obligations of the Company and the Subscribers in connection therewith, shall be in conformance with and subject to Section 2 of the Registration Rights Agreement attached hereto as Exhibit C. The Company shall use its best efforts to have the Registration Statement declared effective as soon as possible. The Company covenants to use its best efforts to remain eligible to use Form SB-2 for the registration required by this Section 5.5 (and Sections 2 and 3 of the Registration Rights Agreement) during all applicable times contemplated by this Agreement.

     5.6  Capital Raising Limitations; Rights of First Refusal.
          -----------------------------------------------------

     5.6.1  Capital Raising Limitations.  Except as hereinafter set forth, for a
            ---------------------------
     period of one hundred eighty (180) days following the date of Last Closing, the Company shall not issue or agree to issue, except (a) as contemplated hereunder, (b) pursuant to any employee stock purchase plan or employee stock option plan of the Company in effect on the date of the Closing, and disclosed in the Disclosure Documents, (c) pursuant to any security, option, warrant, scrip, call or commitment or right disclosed in the Memorandum, any equity securities of the Company (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity securities of the

     Company) if such securities are issued at a price (or in the case of securities which are convertible into or exercisable or exchangeable, directly or indirectly, for Common Stock, if such securities are convertible, exercisable or exchangeable, as appropriate, at a conversion price, exercise price or exchange price) less than the Fixed Conversion Price (as defined in the Certificate of Designation), (d) pursuant to any acquisition by the Company provided that the purchase price of such acquisition is paid solely with shares of Common Stock and the price per share of the Common Stock is the greater of $3.60 or the then closing bid price of the Common Stock on the date the purchase price is determined, or
     (e) pursuant to a private placement if the closing bid price of the Common Stock is $5.00 or greater, provided that the sale price of the Common Stock to be issued in connection with the private placement is at the market price or above. In addition, during such period, the Company shall not issue, or agree to issue, any debt securities which are issued at a discount to the principal amount thereof.

     5.6.2  Right of First Offer.  The Company agrees that, during the period
            --------------------
     beginning on the date hereof and terminating on the first anniversary of the date of the Last Closing, the Company will not, without the prior written consent of each Subscriber (which shall be deemed given for any warrants to purchase Common Stock issued or to be issued to the Placement Agent in consideration of its services in connection with this Agreement and the transactions contemplated hereby) issue or sell, or agree to issue or sell any equity or debt securities of the Company or any of its subsidiaries (or any security convertible into exercisable or exchangeable, directly or indirectly, for equity or debt securities of the Company or any of its subsidiaries) ("Future Offering") unless the Company shall have first delivered to each Subscriber at least thirty (30) days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including, the terms and conditions thereof, and providing each Subscriber and its affiliates an option during the twenty (20) day period following delivery of such notice to purchase up to the full amount of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence are collectively referred to as the "Capital Raising Limitations"). Notwithstanding the foregoing, if any Subscriber chooses not to participate in any Future Offering, then any debt or equity security issued as a result of said Future Offering will be ineligible for resale and/or conversion, as the case may be, until the date which is nine (9) months after the Last Closing. The Capital Raising Limitations shall not apply to any transaction involving issuances of securities in connection with a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors. The Capital Raising Limitations also shall not apply to (a) the issuance of securities pursuant to an underwritten public offering, (b) the issuance of securities upon exercise or conversion of (including issuances as a result of the anti-dilution provisions, if any, applicable to such options, warrants or convertible securities) the Company's options, warrants or other convertible securities outstanding as of the date hereof or (c) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants.

     5.6.3  Entitlement to Participate in Rule 504 Offering.   As a condition
            -----------------------------------------------
     precedent to any business combination or reorganization with or into the Public Entity, the Public Entity shall offer to each Subscriber that purchases Preferred Stock the option to purchase shares of common stock of the Public Entity (the "P.E. Common Stock") under Securities and Exchange Commission Rule 504 at the rate of $100,000 of P.E. Common Stock for each purchase of $900,000 of Preferred Stock in this placement; but in no event shall no more than $1,000,000 of P.E. Common Stock be issued. The purchase price for each share of Common Stock hereunder shall be the "adjusted pricing point" as set forth in Exhibit 1 to the Certificate of Designation of Preferred Stock, a copy of which is attached hereto as Exhibit A. Any of such shares of P.E. Common Stock purchased as aforesaid shall be freely tradeable by the holder without restriction or limitation under any agreement, arrangement, law or regulation.

     5.7  Annual and Quarterly Reports on Form 10-K(SB) and Form 10-Q(SB) and
          -------------------------------------------------------------------
Current Reports on Form 8-K.  The Company shall make available to the Subscriber
---------------------------
copies of its annual reports on Form 10-K(SB), quarterly reports on Form 10-Q(SB) and current reports on Form 8-K for as long as the Preferred Stock may remain outstanding.

     5.8.1  Opinion of Counsel.  Subscribers shall, upon purchase of the
            ------------------
     Preferred Stock pursuant to this Agreement, receive an opinion letter from Jeffer, Mangels, Butler & Mamaro, LLP ("Counsel"), counsel to the Company, to the effect that (a) the Company is duly incorporated and validly existing; (b) this Agreement, the issuance of the Preferred Stock at Closing and the issuance of the Conversion Shares upon conversion of the Preferred Stock have been duly approved by all required corporate action, and that all such securities, upon due issuance, shall be validly issued, fully paid and non-assessable; (c) this Agreement, the Registration Rights Agreement, the Irrevocable Instructions to Transfer Agent and the Escrow Agreement are valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability of the indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies; (d) based upon the representations and acknowledgments of Subscribers contained in Sections 2 and 3 hereof, the Preferred Stock has been, and the Conversion Shares will be, issued in a transaction that is exempt from the registration requirements of the Act and applicable state securities laws; (e) the Conversion Shares are authorized for listing on the Nasdaq market, including OTC Bulletin Board, where the Company's Common Stock is then trading, subject to notice of issuance; and (f) the Certificate of Designation has been duly authorized and adopted by the Company and has been or forthwith will be duly filed and/or recorded under applicable law.

          5.8.2  Opinion of Special Counsel.  Subscriber shall, upon purchase of
                 --------------------------
     the P.E. Common Stock, receive an opinion letter from David L. Kagel, Esq. ("Special Counsel"), Special Counsel to the Company and the Public Entity, to the effect that (a) any P.E. Common Stock subscribed for on or prior to April 7, 1999 is, or when actually issued will be, freely tradable without registration or further action by the holder(s) thereof under Rule 504 promulgated by the Securities and Exchange Commission and in effect on or prior to said date, and (b) that the offering of the Preferred Stock and the separate offering of the P.E. Common Stock are not subject to the "integration doctrine" as originally promulgated in Securities Act Release 4552, as such "integration doctrine" has been amended or applied since such promulgation.

          5.9  Removal of Legend Upon Conversion.  As contemplated by the
               ---------------------------------
Certificate of Designation, upon conversion of the Preferred Stock, Subscriber shall submit a Notice of Conversion. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that a public sale or transfer of such Security may be made without registration under the Act, or
(c) such holder provides the Company with reasonable assurances that such Security may be sold pursuant to Rule 144. Each Subscriber agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement relating thereto and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Act. If the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Subscriber holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

     5.10  Listing.  Subject to the remainder of this Section 5.10, the Company
           -------
shall use its best efforts to ensure that its shares of Common Stock (including all Conversion Shares) are approved and included for quotation on the Nasdaq Small Cap Market ("NASDAQ"). Thereafter, the Company shall (a) use its best efforts to continue the quotation of its Common Stock on the NASDAQ, or on the Nasdaq National Market System ("NMS"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") or any other national exchange or over-the-counter market system; (b) take all action necessary to cause and maintain the quotation of its Common Stock on the OTC Bulletin Board at any time the Common Stock is not included for quotation on NASDAQ, NMS, NYSE or AMEX; and (c) comply in all respects with the Company's reporting. filing, and other obligations under the by-laws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

     5.11  The Company's Instructions to Transfer Agent.  The  Company will
           --------------------------------------------
issue to its Transfer Agent the Irrevocable Instructions to Transfer Agent substantially in the form of Exhibit E instructing the Transfer Agent to issue certificates, registered in the name of each Subscriber or its nominee, for the Conversion Shares in such amounts as specified from time to time by such Subscriber to the Company upon conversion of the Preferred Stock. Such certificates shall bear a Legend only to the extent permitted by Section 5.9 hereof. The Company warrants that no instruction, other than such instructions referred to in Section 5.9 hereof or in this Section 5.11 and stop transfer instructions to give effect to Section 3.7 hereof in the case of Conversion Shares prior to registration of the Conversion Shares under the Act, will be given by the Company to its Transfer Agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Subscriber's obligations and agreement set forth in Sections 2.3.3 or 2.3.4 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) a Subscriber provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and acceptable to counsel for the Company (the reasonable cost of which shall be borne by the Company), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Subscriber transfers Securities to an affiliate which is an accredited investor as defined under the Act, the Company shall permit the transfer, and, in the case of Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Subscriber. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Subscriber by violating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5.11 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this
Section 5.11, that a Subscriber
shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company hereby agrees that it will not unilaterally terminate its relationship with the Transfer Agent for any reason prior to the date which is three (3) years after the Last Closing or one (1) month after the first date that no Preferred Stock is outstanding, whichever is earlier (the "Ending Date"). In the event the Company's agency relationship with the Transfer Agent should be terminated for any other reason prior to the date which is three
(3) years after the Last Closing, the Company's Transfer Agent shall continue acting as transfer agent pursuant to the terms of the Irrevocable Instructions to Transfer Agent until such time that a successor transfer agent (i) is appointed by the Company; (ii) is approved by seventy-five percent (75%) of the Subscribers of outstanding Preferred Stock; and (iii) executes and agrees to be bound by the terms of the Irrevocable Instructions to Transfer Agent.

     5.12  Filing of Form 10-SB to Register Under Section 12(b) or 12(g) of the
           --------------------------------------------------------------------
Exchange Act.   The Company shall, no later than sixty (60) days after the
------------
Initial Issuance Date (as defined in Section 5 of the Company's Certificate of Designation of Preferred Stock), file a registration statement on Form 10-SB with the SEC registering the Securities under Section 12(b) or 12(g) of the Exchange Act. The Company shall, within ten (10) days of the filing of such registration statement on Form 10-SB, send a copy to Subscribers. The Company shall use its best efforts to have such registration statement declared effective within one hundred fifty (150) days after the Initial Issuance Date.

     6.  Subscriber Covenant/Miscellaneous.
         ----------------------------------

         6.1  Representations and Warranties Survive the Closing; Severability.
              ----------------------------------------------------------------
Subscriber's and the Company's representations and warranties, including but not limited to the Public Entity, shall survive the Closing of the transactions contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         6.2  Successors and Assigns. The terms and conditions of this Agreement
              ----------------------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Subscriber may assign Subscriber's rights hereunder, in connection with any private sale of the Preferred Stock of such Subscriber, so long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement.

     6.3  Governing Law. This Agreement shall be governed by and construed under
          -------------
the laws of the State of Delaware without regard to its conflict of laws rules or principles.

     6.4  Execution in Counterparts Permitted. This Agreement may be executed in
          ------------------------------------
any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

     6.5  Titles and Subtitles; Gender. The titles and subtitles used in this
          ----------------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neither pronoun shall be deemed to include a reference to the others.

     6.6  Written Notices, Etc.  Any notice, demand or request required or
          ---------------------
permitted to be given by the Company or Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile (with a hard copy to follow by two (2) day courier), addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

     6.7  Expenses. Each of the Company and Subscriber shall pay all costs and
          --------
expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

     6.8  Entire Agreement; Written Amendments Required. This Agreement,
          ---------------------------------------------
including the Exhibits attached hereto, the Certificate of Designation, the Preferred Stock certificates, the Registration Rights Agreement, the Escrow Agreement, the Irrevocable Instructions to Transfer Agent and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly as provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     6.9  Arbitration. Any controversy or claim arising out of or related to
          -----------
this Agreement or the breach thereof, shall be settled by binding arbitration in Chicago, Illinois in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). A proceeding shall be commenced upon written demand by Company or any Subscriber to the other. The arbitrator(s) shall enter a judgment by default against any party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of the parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in Chicago, Illinois or to the United States District Court sitting in Chicago for purposes of enforcement of any discovery order, judgment or award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

     7.  Subscription and Wiring Instructions; Irrevocabilitv.
         -----------------------------------------------------

         7.1  Subscription
              ------------

         (a)  Wire Transfer of Subscription Funds. Subscriber shall send this
              -----------------------------------
     signed Agreement by facsimile to Company at 310-546-2870, and send the subscription funds by wire transfer, to the Escrow Agent as follows:

         American National Bank and Trust Company of Chicago
         ABA 071000770
         Account Number 4326350 - Corporate Trust Clearing Account
         Attention: Brian Terwilliger
                    "Entertainment"

     (b) Irrevocable Subscription. Subscriber hereby acknowledges and agrees,
         ------------------------
     subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by Subscriber, that this Agreement is irrevocable and that Subscriber is not entitled to cancel, terminate or revoke this Agreement or any other agreements executed by such Subscriber and delivered pursuant hereto, and that this Agreement and such other agreements shall survive the death or disability of such Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Securities subscribed for are to be owned by more than one person, the obligations of all such owners under this Agreement shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns. Notwithstanding the foregoing, (i) if any material condition to Closing required to be satisfied by a party other than Subscriber is not satisfied or (ii) if the Disclosure Documents are discovered prior to Closing to contain statements which are materially inaccurate, or omit statements of material fact, Subscriber may revoke or cancel this Agreement.

            (c) Company's Right to Reject Subscription. Subscriber understands
                --------------------------------------
     that this Agreement is not binding on the Company until the Company accepts it. This Agreement shall be accepted by the Company when the Company countersigns this Agreement. Subscriber hereby confirms that the Company has full right in its sole and absolute discretion, for any reason or no reason, to accept or reject the subscription of Subscriber, in whole or in part, provided that, if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, the Company will promptly return any rejected payments and (if rejected in whole) copies of all executed subscription documents (including without limitation this Agreement) to Subscriber. In the event of rejection, no interest will be payable by the Company to Subscriber on any return of payment, provided however, that any such interest accrued on such funds in the Escrow Account shall be returned to the Subscriber by the Escrow Agent.

            7.2  Acceptance of Subscription. In the case of acceptance of
                 --------------------------
Subscriber's subscription, ownership of the number of securities being purchased hereby will pass to Subscriber upon the Closing.

            7.3  Subscriber to Forward Original Signed Subscription Agreement to
                 ---------------------------------------------------------------
Company. Subscriber agrees to courier to Company his, her or its original inked
-------
signed Subscription Agreement within two (2) days after faxing said signed agreement to Placement Agent.

        8.  Indemnification.
            ----------------

        The Company and Brad Greenspan agree, jointly and severally, to indemnify and hold harmless Subscriber and the Escrow Agent and each of their respective officers, directors, employees and agents, and each person who controls Subscriber or the Escrow Agent within the meaning of the Act or the Exchange Act (each, a "Subscriber Indemnified Party") against any losses, claims, damages or liabilities, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed arising from any material breach of any representation or warranty made by the Company or the Public Entity contained in this Agreement, in writing to the Subscriber, in any statements contained in the Disclosure Documents or otherwise disclosed.

     Subscriber agrees to indemnify and hold harmless the Company and the Escrow Agent and each of their respective officers, directors, employees and agents, and each person who controls Company or the Escrow Agent within the meaning of the Act or the Exchange Act (each, a "Company Indemnified Party") (a Subscriber Indemnified Party or a Company Indemnified Party may be hereinafter referred to singularly as "Indemnified Party") against any losses, claims, damages or liabilities, joint or several, to which it, they or any of them, may become subject and not otherwise reimbursed arising from any material breach of any representation or warranty made by Subscriber contained in this Agreement.

     Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 8, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 8, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this
Section 8 to the extent it is prejudicial.

     9.   Number of Shares and Purchase Price. Subscriber subscribes for shares
          -----------------------------------
of Preferred Stock against payment by wire transfer in the amount of ("Purchase Price") as set forth on the last page of this Agreement.

     10.  Accredited Investor. Subscriber is an "accredited investor" because
          -------------------
(check all applicable boxes):

     (a) [ ] it is an organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

     (b) [ ] any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

     (c) [ ]   a natural person, who:

         [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

         [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

         [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

     (d) [ ] an entity each equity owner of which is an entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

     (e) [ ]   other [specify]

     11. If Subscriber is using the services of a Purchaser Representative, such Purchaser Representative is _________________________.

     The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

     IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Subscriber by the following signature(s) executed this Agreement.

Dated this _____ day of April, 1999.

______________________________      ________________________________________
Your Signature                      PRINT EXACT NAME IN WHICH YOU WANT THE
                                    SECURITIES TO BE REGISTERED

______________________________      DELIVERY INSTRUCTIONS:
                                    ----------------------
Name: Please Print                  Please type or print address where your
                                    security is to be delivered

______________________________      ATTN:__________________________________
Title/Representative Capacity
(if applicable)

______________________________      _______________________________________
Name of Company You Represent (if applicable)  Street Address

___________________________________ _______________________________________
Place of Execution of this Agreement      City, State or Province, Country,
                                          Offshore Postal Code

Aggregate number of shares of Preferred
                                    _______________________________________
Stock subscribed for: ________________________  Phone number (for Federal
                                    Express) and Fax Number (re: Notice)
Amount Subscribed for: $_____________________
                 (number of shares subscribed
                   for x $_______ per share)

     THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF $___________ ON THE ____ DAY OF APRIL, 1999.

                         _________________________________

                         By:______________________________
                         Name:____________________________
                         Title:_____________________________


                         Agreed To and Accepted By:

                         __________________________________
                         Brad Greenspan